UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 16, 2008
(Date of earliest event reported): June 11, 2008
DUKE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32853	20-2777218
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
526 South Church Street, Charlotte, North Carolina 28202-1904
(Address of principal executive offices, including zip code)
(704) 594-6200
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 4.1
Exhibit 4.2
Exhibit 5.1
Exhibit 99.1

Item 8.01. Other Events.
     On June 11, 2008, Duke Energy Corporation (the “Company”) entered into an underwriting agreement, dated as of June 11, 2008, with Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and Lehman Brothers Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $250 million aggregate principal amount of the Company’s 5.65% Senior Notes due 2013 (the “2013 Notes”) and $250 million aggregate principal amount of the Company’s 6.25% Senior Notes due 2018 (the “2018 Notes,” and together with the 2013 Notes, the “Securities”) The Securities were sold to the Underwriters at a discount to their principal amount.  The Securities were issued pursuant to an Indenture, dated as of June 3, 2008 (the “Original Indenture”), as amended and supplemented by the First Supplemental Indenture, dated as of June 16, 2008, relating to the Securities (the “Supplemental Indenture”), between the Company and The Bank of New York Trust Company, N.A., as Trustee (the “Trustee”).The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Original Indenture, which is attached hereto as Exhibit 4.1, the Supplemental Indenture, which is attached hereto as Exhibit 4.2, and the Underwriting Agreement, which is attached hereto as Exhibit 99.1. Such exhibits are incorporated herein by reference.
     Also in connection with the issuance and sale of the Securities, the Company is filing a legal opinion regarding the validity of the Securities as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement No. 333-146483.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

Exhibit 4.1	Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Trust Company, N.A., as Trustee

Exhibit 4.2	First Supplemental Indenture, dated as of June 16, 2008, to the Indenture

Exhibit 5.1	Opinion regarding validity of the Securities

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1	Underwriting Agreement, dated as of June 11, 2008, with Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and Lehman Brothers Inc., as representatives of the several underwriters named therein

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: June 16, 2008	By:	/s/ Robert T. Lucas III, Esq.
		Name:	Robert T. Lucas III, Esq.
		Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Trust Company, N.A., as Trustee

Exhibit 4.2	First Supplemental Indenture, dated as of June 16, 2008, to the Indenture

Exhibit 5.1	Opinion regarding validity of the Securities

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1	Underwriting Agreement, dated as of June 11, 2008, with Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and Lehman Brothers Inc., as representatives of the several underwriters named therein